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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 2, 2004

                            WHITEHALL JEWELLERS, INC.
             (Exact name of Registrant as Specified in Its Charter)


          Delaware                       0-028176                 36-1433610
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


155 North Wacker Drive, Suite 500, Chicago, Illinois          60606
     (Address of Principal Executive Offices)              (Zip Code)


        Registrant's Telephone Number, Including Area Code: 312-782-6800


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

         On June 2, 2004, the Company issued a press release announcing that it has named Debbie Nicodemus-Volker Executive Vice President of Merchandise. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

         99.1     Press Release dated June 2, 2004.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             WHITEHALL JEWELLERS, INC.
                                                    (Registrant)


                                             By:  /s/ John R. Desjardins
                                                  ------------------------------
                                                  John R. Desjardins
                                                  Executive Vice President
                                                  and Chief Financial Officer
Date:  June 2, 2004

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                                  EXHIBIT INDEX

           The following exhibit is furnished herewith as noted below.

      Exhibit No.                                    Exhibit
      -----------                                    -------

      99.1                                  Press Release dated June 2, 2004.